SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 11, 2009
CORPORATE PROPERTY ASSOCIATES 15
INCORPORATED
(Exact Name of Registrant as Specified in Charter)
Maryland
(State or Other Jurisdiction of Incorporation)

000-50249	52-2298116
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 492-1100
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
On June 11, 2009 the Board of Directors of Corporate Property Associates 15 Incorporated approved the suspension of the company’s share redemption program, effective for all redemption requests received subsequent to June 1, 2009, which was the deadline for all redemptions taking place in the second quarter of 2009. The suspension will remain in effect until the Board of Directors, in its discretion, determines to reinstate the redemption program. The company may make limited exceptions to the suspension of the program in cases of death or qualifying disability (in accordance with standards to be established by the company).
The company distributed a letter to its stockholders informing them of the suspension. A copy of the letter is attached to the report.
ITEM 9.01 Financial Statements and Exhibits
99.1	Letter to stockholders, dated June 16, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 16, 2009	Corporate Property Associates 15 Incorporated
	By:	/s/ Susan C. Hyde
Susan C. Hyde
Managing Director and Corporate Secretary

EXHIBITS
99.1	Letter to stockholders, dated June 16, 2009.